UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACTOF 1934

October 31, 2011

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2011, the Board of Directors of The Boeing Company (the “Company”) approved certain management changes at the Company. As described in the press release filed herewith, James A. Bell, Executive Vice President, Corporate President and Chief Financial Officer of the Company, has announced his retirement from that position effective at the end of January 31, 2012. Mr. Bell will continue in his capacity as an Executive Vice President of the Company until April 1, 2012.

The Company has also announced the election of Gregory D. Smith as Executive Vice President and Chief Financial Officer effective February 1, 2012. Mr. Smith, 45, has served as the Company’s Vice President of Finance and Corporate Controller since February 2010. Prior to that, he served as the Company’s Vice President of Financial Planning & Analysis since June 2008. From August 2004 until June 2008, Mr. Smith served as Vice President of Global Investor Relations at Raytheon Company.

The Company has also announced the appointment of Diana L. Sands as Vice President of Finance and Corporate Controller effective February 1, 2012. Ms. Sands, 46, has served as the Company’s Vice President of Investor Relations, Financial Planning & Analysis since February 2010. Prior to that, she served as the Company’s Vice President of Investor Relations since February 2008. Ms. Sands has held several positions in the Company’s Financial Planning & Analysis and Corporate Treasury departments since she joined the Company in 2001. In her new position, Ms. Sands will also serve as the Company’s chief accounting officer.

Mr. Smith and Ms. Sands will receive salary, bonus and equity awards, and will participate in other benefit and compensation plans, at levels consistent with their respective seniority and scope of responsibility. The Company has not entered into or materially amended a material compensatory arrangement and has not granted or materially amended a material award in connection with these appointments.

A copy of the Company’s press release announcing Mr. Bell’s retirement, as well as Mr. Smith’s election as Executive Vice President and Chief Financial Officer and Ms. Sands’ appointment as Vice President of Finance and Corporate Controller is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/Michael F. Lohr
Michael F. Lohr Vice President, Assistant General Counsel and Corporate Secretary

Dated: November 1, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 1, 2011